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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Too, Inc. (the "Company"), on Form 10-Q for the quarter ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. May, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 8, 2004

                                         /s/ William E. May
                                         --------------------------------------
                                         William E. May
                                         Executive Vice President and Chief
                                         Operating Officer (Principal Financial
                                         Officer)